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EXHIBIT 32.2

CERTIFICATION PURSUANT TO SECURITIES EXCHANGE ACT RULES 13a-14(b) OR 15d-14(b) AND 18 U.S.C. SECTION 1350

        Melvin L. Flanigan hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          1.     He is the Chief Financial Officer of DTS, Inc.

          2.     The Form 10-Q report of DTS, Inc. for the quarterly period ended September 30, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended.

          3.     The information contained in the Form 10-Q report of DTS, Inc. for the quarterly period ended September 30, 2007 fairly presents, in all material respects, the financial condition and results of operations of DTS, Inc.

Date: November 9, 2007
	By:	/s/ MELVIN L. FLANIGAN Melvin L. Flanigan Chief Financial Officer

        A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to DTS, Inc. and will be retained by DTS, Inc. and furnished to the Securities and Exchange Commission upon request.

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  EXHIBIT 32.2
CERTIFICATION PURSUANT TO SECURITIES EXCHANGE ACT RULES 13a-14(b) OR 15d-14(b) AND 18 U.S.C. SECTION 1350